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                                                                    EXHIBIT 3.15

                              CERTIFICATE OF FORMATION

                                         OF

                                    HG-TCG, LLC


      This Certificate of Formation of HG-TCG, LLC (the "LLC"), dated December 15, 1998, is being duly executed and filed by David F. Dietz, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C Section 18-101, et seq.).

      FIRST. The name of the limited liability company formed hereby is HG-TCG, LLC.

      SECOND. The address of the registered office of the LLC in the State of Delaware is c/o Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of Newcastle.

      THIRD. The name and address of the registered agent for service of process of the LLC in the State of Delaware is Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of Newcastle.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                          /s/ David F. Dietz
                                          ------------------------------------
                                          David F. Dietz
                                          Authorized Person
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                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                                   HG-TCG, LLC

1.    The name of the limited liability company is HG-TCG, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

    FIRST: The name of the limited liability company is The Coriolis Group, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation of HG-TCG, LLC this 21st day of January, 1999.

                                                 /s/ David F. Dietz
                                                ------------------------------
                                                David F. Dietz
                                                Authorized Person